Exhibit 99.1

STONEBRIDGE ACQUISITION CORPORATION PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. 23254 Stonebridge Acq. Corp. Proxy Card Rev7 Front YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Vote by Internet - QUICK EASY FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED INTERNET www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting If you plan to attend the virtual online extraordinary general meeting, you will need your 12 digit control number to vote electronically at the extraordinary general meeting. To attend: https://www.cstproxy.com/ stonebridgespac/egm2023 MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope provided. IN PERSON Attend the extraordinary general meeting in person at the offices of Winston & Strawn LLP at 800 Capitol Street, Suite 2400, Houston, TX 77002. Your Internet vote authorizes the named proxy to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on [●], 2023. The undersigned hereby appoints Bhargava Marepally, the Chief Executive Officer of StoneBridge Acquisition Corporation (prior to the Business Combination, the “Company” or “StoneBridge,” after the Business Combination, “PubCo”) as proxy (the “Proxy”) with the power to appoint a substitute to vote the shares that the undersigned is entitled to vote (the “Shares”) at the Extraordinary General Meeting of the shareholders of StoneBridge to be held on [ ], 2023 at [ ]:[ ] a.m. Central Time, in person, at the offices of Winston & Strawn LLP located at 800 Capitol Street, Suite 2400, Houston, Texas 77002 United States, or virtually via live webcast at https://www.cstproxy.com/stonebridgespac/egm2023 or at any adjournments and/or postponements thereof. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxy’s discretion on such other matters as may properly come before the Extraordinary General Meeting or any adjournment or postponement thereof. The undersigned acknowledges receipt of the accompanying proxy statement and revokes all prior proxies for said Extraordinary General Meeting. THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED AND DELIVERED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3A, 3B, 3C, 3D, 3E, 3F, 4, 5 AND 6. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. (Continued and to be marked, dated and signed on the reverse side) THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS STONEBRIDGE ACQUISITION CORPORATION ONE WORLD TRADE CENTER, SUITE 8500, NEW YORK, NEW YORK 10007 PROXY CARD

23254 Stonebridge Acq. Corp. Proxy Card Rev 7 Back Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on [●], 2023 This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/stonebridgespac/egm2023 1. The Business Combination Proposal to consider and vote upon a proposal to approve the Business Combination Agreement, dated as of January 5, 2023 (as amended on June 22, 2023 by First Amendment to Business Combination Agreement, and as may be further amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among StoneBridge Acquisition Corporation, StoneBridge Acquisition Pte. Ltd., a Singapore private company limited by shares with company registration number 202239721R and a direct, wholly owned subsidiary of StoneBridge, DigiAsia Bios Pte. Ltd., a Singapore private company limited by shares with company registration number 201730295C and Prashant Gokarn (solely in his capacity as the Management Representative (as defined in the accompanying proxy statement)) and approve the business combination and the other transactions contemplated by the Business Combination Agreement and the terms thereto (the “Business Combination”). 2. The Amalgamation Proposal to consider and vote upon a proposal to approve, by ordinary resolution, the amalgamation between DigiAsia Bios Pte. Ltd. and StoneBridge Acquisition Pte. Ltd. (the “Amalgamation”) and certain matters relating to the Amalgamation. 3. The Governing Documents Proposal to consider and vote upon six separate proposals to approve, by special resolutions, material differences between StoneBridge’s current amended and restated memorandum and articles of association (the “Existing Charter”) and the second amended and restated memorandum and articles of association of PubCo (the “New Charter”) upon completion of the Business Combination, specifically: 3A to consider and vote for the effective change of PubCo’s corporate name from “StoneBridge Acquisition Corporation” to “DigiAsia Corp.” 3B to consider and vote for the effective change in authorized share capital from the authorized share capital of StoneBridge to the authorized share capital of PubCo. 3C to consider and vote for the effective change from the share structure of StoneBridge, comprising of Class A ordinary shares, par value $0.0001 per share (“StoneBridge Class A Ordinary Shares”), Class B ordinary shares, par value $0.0001 per share (“StoneBridge Class B Ordinary Shares,” and together with the StoneBridge Class A Ordinary Shares, the “StoneBridge Ordinary Shares”) and preference shares, par value $0.0001 per share, to a share structure of PubCo, comprising ordinary shares, par value $0.0001 per share (“PubCo Ordinary Shares”) and preference shares, par value $0.0001 per share. 3D to consider and vote for the effective change from the holders of StoneBridge Class B Ordinary Shares having the power to appoint or remove any director of StoneBridge by ordinary resolution under the terms of the Existing Charter, to the holders of PubCo Ordinary Shares having the power to appoint or remove the directors of PubCo by ordinary resolution under the terms of the New Charter. 3E to consider and vote for the effective change from the classified board of directors of StoneBridge, which is required to be divided into three classes, with directors serving staggered terms, to a declassified board of directors of PubCo, with each director serving until the next succeeding annual general meeting of PubCo after such director’s election and until their successors are appointed and qualified or until their earlier resignation or removal; and 3F to consider and vote for all other changes arising from or in connection with the replacement of the Existing Charter with the New Charter, including the removal of certain provisions relating to StoneBridge’s status as a blank check company that will not be applicable following consummation of the Business Combination. 4. The Nasdaq Proposal to consider and vote upon a proposal to approve, by ordinary resolution, for purposes of complying with Nasdaq Listing Rule 5635, the issuance of PubCo Ordinary Shares in connection with the Business Combination. 5. The Incentive Proposal to consider and vote upon a proposal to approve, by ordinary resolution, the DigiAsia Corp. 2023 Omnibus Incentive Plan. 6. The Adjournment Proposal to consider and approve, if presented, a proposal to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of one or more proposals. CONTROL NUMBER Signature______________________________ Signature, if held jointly__________________________________ Date_____________, 2023 Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give full title as such. When signing as a corporation, please sign in full corporate name by president or other authorized officer. When signing as a partnership, please sign in partnership name by an authorized person. PROXY CARD STONEBRIDGE ACQUISITION CORPORATION - THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3A, 3B, 3C, 3D, 3E, 3F, 4, 5 AND 6. Please mark your votes like this X FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN